Exhibit 99.2

AMENDED & RESTATED AGENCY AGREEMENT

January 8, 2010

OccuLogix, Inc. d/b/a TearLab Corporation
11025 Roselle Street, Suite 100
San Diego, California  92121
U.S.A.

Attention:	Bill Dumencu, Chief Financial Officer

Dear Sirs/Mesdames:

The undersigned, Marchant Securities Inc. (the “Canadian Placement Agent”), understands that OccuLogix, Inc. d/b/a TearLab Corporation (the “Company”) proposes to issue and sell up to $5,000,000 aggregate amount of shares of common stock, par value $0.001 per share, of the Company (the “Common Shares”), subject to the terms and conditions set forth in this Agreement (as hereinafter defined).  This Agreement amends and restates in its entirety the agency agreement by and between the Canadian Placement Agent and the Company, dated November 25, 2009.

Upon and subject to the terms and conditions set forth herein, the Canadian Placement Agent hereby agrees to act as, and the Company hereby appoints the Canadian Placement Agent as, the Company’s sole and exclusive agent in Canada for the offer for sale, on a best efforts agency basis, of the Common Shares for aggregate gross proceeds to the Company of up to $5,000,000 (the “Offering”).

The Company agrees that the Canadian Placement Agent will be permitted to appoint other investment dealers, duly licensed or registered in their respective jurisdictions, as agents of the Canadian Placement Agent to assist in the Offering and that the Canadian Placement Agent may determine the remuneration payable to such other dealers appointed by it.  Such remuneration shall be payable by the Canadian Placement Agent.  The Company grants all of the rights and benefits of this Agreement to any dealer who is an agent of the Canadian Placement Agent and appoints the Canadian Placement Agent trustee of such rights and benefits for all such dealers, and the Canadian Placement Agent hereby accepts such trust and agrees to hold such rights and benefits for and on behalf of all such dealers.  The Canadian Placement Agent shall ensure that any dealer who is its agent with respect to the Offering agrees with the Canadian Placement Agent and the Company, in writing, to comply with the covenants and obligations given by the Canadian Placement Agent herein.

Furthermore, the Company understands and acknowledges that the Canadian Placement Agent will pay referral fees to any other third parties who introduce the Canadian Placement Agent to any of the Purchasers (as hereinafter defined) (“Referring Parties”).  Such referral fees will be negotiated by the Canadian Placement Agent with Referring Parties, if any, and shall be payable by the Canadian Placement Agent, and the Company shall have no liability whatsoever therefor or in respect thereof.

In consideration of the services rendered by the Canadian Placement Agent in connection with the Offering, the Company shall issue to the Canadian Placement Agent, at each Closing (as hereinafter defined), at the Canadian Placement Agent’s option, either: (i) 9% of the aggregate purchase price of Common Shares sold at such Closing to the Purchasers (the “Canadian Investment”) in cash; or (ii) a number of shares of the Company’s common stock  equal to the quotient of (A) the Canadian Investment, and (B) the closing consolidated bid price per share on the NASDAQ Capital Market immediately prior to such Closing (the “Placement Shares”).

The Canadian Placement Agent may not purchase any of the Common Shares for its own account.  No agent of the Canadian Placement Agent and no Referring Party may purchase any of the Common Shares for the account of the Canadian Placement Agent.  However, nothing herein shall be interpreted or construed as prohibiting any agent of the Canadian Placement Agent or any Referring Party from participating in the Offering for its own account.

As of the date hereof, it is contemplated that the Offering will be completed in two closings, the first of which is contemplated to occur on or about January 8, 2010.

DEFINITIONS

In this Agreement, the following terms shall have the following meanings:

“Affiliates” means the affiliates (as such term is defined in the Business Corporations Act (Ontario)) of the Canadian Placement Agent;

“Agreement” means this agreement, as it may be amended, supplemented and/or amended and restated from time to time, and the expressions “hereof”, “herein”, “hereto”, “hereunder”, “hereby” and similar expressions refer to this Agreement as a whole and not to any particular section or other portion hereof, and the expression “Section”, followed by a number, means and refers to the specified section of this Agreement, except as may be otherwise specifically provided herein;

“Business Day” means a day which is not a Saturday, a Sunday or a statutory or civic holiday in the City of Toronto, Ontario;

“Canadian Placement Agent” has the meaning ascribed thereto in the first paragraph of this Agreement;

“Closing” means each closing of the purchase and sale of the Common Shares as contemplated by this Agreement and the Securities Purchase Agreement;

“Closing Date” means the date on which each Closing occurs, as mutually agreed to by the Company and the Canadian Placement Agent;

“Common Shares” has the meaning ascribed thereto in the first paragraph of this Agreement;

“Company” has the meaning ascribed thereto in the first paragraph of this Agreement;

“including” means “including, without limitation”;

“Material Subsidiary” means TearLab, Inc., a corporation incorporated under the laws of the State of Delaware;

“Non-Canadian Purchasers” has the meaning ascribed thereto in Section 8;

“notice” has the meaning ascribed thereto in Section 15;

“Offering” has the meaning ascribed thereto in the second paragraph of this Agreement;

“Offering Memorandum” means the offering memorandum of the Company dated November 11, 2009 and prepared for the purposes of the Offering;

“Personnel” has the meaning ascribed thereto in Section 12;

“Placement Shares” has the meaning ascribed thereto in the fifth paragraph of this Agreement;

“Purchasers” means, collectively, persons resident in Canada who, as purchasers or beneficial purchasers, acquire any of the Common Shares by duly completing and executing and delivering the Securities Purchase Agreement, paying the required funds and duly completing and executing and delivering any other required documentation, and the term “Purchasers” also includes the respective permitted assignees or transferees of such persons;

“Referring Parties” has the meaning ascribed thereto in the fourth paragraph of this Agreement;

“SEC” means the U.S. Securities and Exchange Commission;

“Securities Laws” means, collectively, all securities laws and the respective regulations made thereunder, together with applicable published fee schedules, prescribed forms, policy statements, rules, notices, orders, blanket rulings and other regulatory instruments, in each of the provinces and territories of Canada;

“Securities Purchase Agreement” means the securities purchase agreement between the Purchasers and the Company, in the form substantially agreed upon as of the date hereof, pursuant to which the Purchasers (and investors resident in jurisdictions outside Canada) agree to subscribe for and purchase the Common Shares (and, for greater certainty, includes all schedules and exhibits thereto), as such agreement may be amended, supplemented and/or amended and restated from time to time;

“Securities Regulators” means, collectively, the securities regulators or other securities regulatory authorities in the Selling Jurisdictions; and

“Selling Jurisdictions” means such provinces and territories of Canada as mutually agreed to by the Company and the Canadian Placement Agent.

TERMS AND CONDITIONS

1.
Sale on Exempt Basis.  The Canadian Placement Agent hereby agrees to use its best effort to arrange for the sale of the Common Shares in the Selling Jurisdictions.  All such efforts and sales will occur on a private placement basis in compliance with all applicable Securities Laws such that the offer and sale of the Common Shares does not obligate the Company to file a prospectus or other offering document (other than the Offering Memorandum) under Securities Laws in connection therewith.

2.
Filings.  The Company hereby undertakes to file, or cause to be filed, all forms or undertakings required to be filed by the Company in connection with the offer and sale of the Common Shares so that the distribution of the Common Shares to the Purchasers may occur lawfully without the necessity of filing a prospectus or other offering document (other than the Offering Memorandum) under Securities Laws in connection therewith, and the Canadian Placement Agent hereby undertakes to use its commercially reasonable efforts to cause the Purchasers to complete and execute and deliver (and it shall be a condition of Closing in favour of the Company that the Purchasers complete and execute and deliver to the Company) any forms required by applicable Securities Laws.  The Company shall pay all fees payable in connection with such filings.

3.
Covenants of the Company.  The Company hereby covenants to the Canadian Placement Agent, and hereby acknowledges that the Canadian Placement Agent is relying on such covenants in connection with the offer and sale of the Common Shares, that the Company shall:

3.1
allow the Canadian Placement Agent and its representatives the opportunity to conduct all due diligence which the Canadian Placement Agent reasonably may require to be conducted prior to each Closing Date;

3.2
duly execute and deliver the Securities Purchase Agreement at or prior to the first Closing and comply with and satisfy all terms, conditions and covenants therein contained to be complied with or satisfied by the Company;

3.3	fulfill or cause to be fulfilled, at or prior to each Closing, each of the conditions applicable to the Company, including those set out in Section 9;

3.4	ensure that the Common Shares, when issued and paid for in accordance with the Securities Purchase Agreement, shall be duly and validly issued and shall be fully paid and non-assessable; and

3.5
in connection with the issuance of the Common Shares, execute and file with the applicable Securities Regulators all forms, notices and certificates required to be filed pursuant to applicable Securities Laws in the time frames required thereby.

4.
Material Changes during Distribution.  During the period from the date hereof to the final Closing, the Company shall notify the Canadian Placement Agent promptly (and, if requested by the Canadian Placement Agent, confirm such notification in writing) of any material change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company.  In any event, the Company shall notify the Canadian Placement Agent of any such material change as soon as practicable and, in any event, prior to any Closing.  During the period from the date hereof to the final Closing, the Company shall promptly, and, in any event, within any applicable time limit, comply with all applicable filing and other requirements under applicable Securities Laws as a result of such change.

5.
Press Releases.  During the period from the date hereof to the final Closing, subject to applicable law (including the time limits imposed thereunder), the Company shall consult with the Canadian Placement Agent as to the content and form of any press release issued in connection with the Offering.

6.
Representations and Warranties of the Company.  The Canadian Placement Agent shall have the benefit of all of the representations, warranties and covenants made by the Company to the Purchasers (and the other investors party to the Securities Purchase Agreement) and set forth in the Securities Purchase Agreement as though the Canadian Placement Agent were a Purchaser thereunder.  Such representations and warranties form an integral part of this Agreement and shall survive the final Closing (which, for greater certainty, will be the first Closing if there should take place only one Closing) for a period of 12 months and shall continue in full force and effect for the benefit of the Canadian Placement Agent during such period.  For the avoidance of doubt, it is agreed that nothing herein shall be construed to give rise to any obligation on the part of the Company to sell any Common Shares.

7.	Representations, Warranties and Covenants of the Canadian Placement Agent. The Canadian Placement Agent hereby represents, warrants and covenants to the Company as follows:

7.1	in respect of the offer and sale of the Common Shares, the Canadian Placement Agent has complied, and will comply, with the Securities Laws of the Selling Jurisdictions;

7.2
the Canadian Placement Agent and its representatives have not engaged in or authorized, and will not engage in or authorize, any form of general solicitation or general advertising in connection with, or in respect of, the Common Shares in any newspaper, magazine, printed media of general and regular paid circulation or any similar medium, or broadcast over radio or television or otherwise, and have not conducted, and will not conduct, any seminar or meeting concerning the offer and sale of the Common Shares whose attendees have been invited by any such general solicitation or general advertising; and

7.3
the Canadian Placement Agent is a registered “exempt market dealer” in the Province of Ontario and is able to broker the sale of the Common Shares resident in the other Selling Jurisdictions that are “accredited investors” as such term is defined in National Instrument 45-106 Prospectus and Registration Exemptions.

8.
Closing.  The purchase and sale of the Common Shares to the Purchasers shall be completed at the Toronto, Ontario, offices of Torys LLP (or at such other place as the Company and the Canadian Placement Agent may agree upon) and the purchase and sale of all of the other Common Shares shall be completed at the San Diego, California, offices of Wilson Sonsini Goodrich & Rosati P.C. (or at such other place as the Company and the purchasers of such Common Shares (the “Non-Canadian Purchasers”) may agree upon) on each Closing Date, at 9:00 a.m. (Eastern time) (or at such other time as the Company, the Canadian Placement Agent and the Non-Canadian Purchasers may agree upon).  At or prior to each Closing, the Securities Purchase Agreement shall have been executed and delivered by the parties thereto.  At or prior to each Closing, or as soon as practicable following each Closing, the Company shall duly and validly deliver to the Canadian Placement Agent, for re-delivery to the Purchasers, original stock certificates in definitive form representing the Common Shares, registered in the respective names of the Purchasers, against payment by the Purchasers, in lawful money of the United States, of the subscription price therefor in accordance with the Securities Purchase Agreement and the prior written direction of the Company.  In addition, at or prior to each Closing, or as soon as practicable following each Closing, the Company shall duly and validly deliver to the Canadian Placement Agent original stock certificates in definitive form representing the number of the Placement Shares issuable to the Canadian Placement Agent at such Closing, registered in the name of the Canadian Placement Agent.

9.	Closing Conditions. Each Purchaser’s obligation to purchase the Common Shares shall be conditional upon the fulfillment, at or prior to the time of the relevant Closing, of the following conditions:

9.1
the Canadian Placement Agent shall have received a certificate, dated as of the relevant Closing Date, signed by the Chief Executive Officer and the Chief Financial Officer of the Company, or such other officers of the Company as the Canadian Placement Agent may agree, certifying, for and on behalf of the Company and without personal liability, that:

9.1.1
no order, ruling or determination having the effect of suspending the sale or ceasing the trading in any securities of the Company (including the Common Shares) has been issued by any securities regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or contemplated or threatened by any securities regulatory authority;

9.1.2	the Company has duly complied with all the terms, covenants and conditions of this Agreement on its part to be complied with up to the time of such Closing; and

9.1.3
the representations and warranties of the Company contained in the Securities Purchase Agreement are true and correct as of the time of such Closing with the same force and effect as if made at and as of the time of such Closing after giving effect to the transactions contemplated by this Agreement;

9.2
the Canadian Placement Agent shall have received from the Company’s Secretary a certificate having attached thereto (i) the Company’s Certificate of Incorporation as in effect on the date of such Closing, (ii) the Company’s Bylaws as in effect on the date of such Closing, (iii) resolutions approved by the Company’s Board of Directors authorizing the transactions contemplated hereby, (iv) if applicable, resolutions approved by the Company’s stockholders authorizing the transactions contemplated hereby and (v) good standing certificates with respect to the Company and the Material Subsidiary issued by the Secretary of State of the State of Delaware;

9.3
the Canadian Placement Agent shall have received evidence satisfactory to it, acting reasonably, that all requisite approvals, consents and acceptances of the Company’s shareholders and the regulatory authorities having jurisdiction, including NASDAQ and the Toronto Stock Exchange, as well as third party consents, if any, required to be made or obtained by the Company in order to complete the purchase and sale of the Common Shares to be completed at such Closing have been made or obtained;

9.4	the Securities Purchase Agreement shall have been executed and delivered by the parties thereto;

9.5
the Canadian Placement Agent shall have received oral or written confirmation from the Company’s transfer agent that the issuance of the Common Shares and the Placement Shares has been or will be duly recorded in the Company’s share transfer register; and

9.6	the Canadian Placement Agent shall be satisfied, acting reasonably, with its due diligence review with respect to the business, assets, financial condition, affairs and prospects of the Company.

10.	Rights of Termination.

10.1
Due Diligence Out.  In the event that the due diligence investigations performed by the Canadian Placement Agent and/or its representatives reveal any material information or fact not generally known to the public which, in the Canadian Placement Agent’s opinion, acting reasonably, likely will materially and adversely affect the market price of the Common Shares, quality of the investment or marketability of the Offering, the Canadian Placement Agent shall be entitled, at its sole option, to terminate its obligations under this Agreement (and, for greater certainty, in accordance with the Securities Purchase Agreement, the obligations of the Purchasers arranged by it to purchase the Common Shares) by written notice to that effect given to the Company at any time prior to any Closing.

10.2
Litigation.  If any inquiry, action, suit, investigation or proceeding, whether formal or informal (including matters of regulatory transgression or unlawful conduct and including any inquiry or investigation by NASDAQ, the Toronto Stock Exchange, any Securities Regulator or the SEC), is commenced or announced in relation to the Company, or any of its officers or directors, the Canadian Placement Agent shall be entitled, at its sole option, to terminate its obligations under this Agreement (and, for greater certainty, in accordance with the Securities Purchase Agreement, the obligations of the Purchasers arranged by it to purchase the Common Shares) by written notice to that effect given to the Company at any time prior to any Closing.

10.3
Disaster Out.  In the event that prior to any Closing, there should develop, occur or come into effect any event of any nature which, in the opinion of the Canadian Placement Agent, acting reasonably, likely will materially adversely affect the financial markets generally or the business, operations, affairs or profitability of the Company or the market price or value of the Common Shares (including terrorism, natural disaster, a new, or a change in, any applicable law or regulation or other condition or occurrence of national or international consequence), the Canadian Placement Agent shall be entitled, at its sole option, to terminate its obligations under this Agreement (and, for greater certainty, in accordance with the Securities Purchase Agreement, the obligations of the Purchasers arranged by it to purchase the Common Shares) by written notice to that effect given to the Company at any time prior to any Closing.

10.4
Change in Material Fact.  In the event that prior to any Closing, the Canadian Placement Agent or any of its representatives, through due diligence investigations or otherwise, discovers, or there should occur a material change or a change in material fact, or a new material fact should arise, which, in the sole opinion of the Canadian Placement Agent, has or could be expected to have a material adverse change or material adverse effect on the business, operations, affairs or profitability of the Company, or on the market price or value of the Common Shares, the Canadian Placement Agent shall be entitled, at its sole option, to terminate its obligations under this Agreement (and, for greater certainty, in accordance with the Securities Purchase Agreement, the obligations of the Purchasers arranged by it to purchase the Common Shares) by written notice to that effect given to the Company at any time prior to any Closing.

10.5
Profitably Marketed.  In the event that prior to any Closing, the state of the Canadian, U.S. or international financial markets is such that, in the opinion of the Canadian Placement Agent, acting reasonably, the Common Shares cannot be profitably marketed, the Canadian Placement Agent shall be entitled, at its sole option, to terminate its obligations under this Agreement (and, for greater certainty, in accordance with the Securities Purchase Agreement, the obligations of the Purchasers arranged by it to purchase the Common Shares) by written notice to that effect given to the Company at any time prior to any Closing.

10.6
Non-Compliance with Conditions.  The Company hereby agrees that all terms, conditions and covenants in this Agreement and the Securities Purchase Agreement shall be construed as conditions and complied with insofar as the same relate to acts to be performed, or caused to be performed, by the Company and that the Company will use commercially reasonable efforts to cause such terms, conditions and covenants to be complied with, and any breach or failure by the Company to comply with any of such terms, conditions and covenants, or any representation and warranty given by the Company in this Agreement or in the Securities Purchase Agreement becoming false and not being rectified by the time of any Closing, shall entitle the Canadian Placement Agent, at its sole option, to terminate its obligations under this Agreement (and, for greater certainty, in accordance with the Securities Purchase Agreement, the obligations of the Purchasers arranged by it to purchase the Common Shares) by written notice to that effect given to the Company at any time prior to any Closing.  The Canadian Placement Agent may waive, in whole or in part, or extend the time for compliance with, any of such terms, conditions and covenants or any other or subsequent breach or non-compliance, provided that any such waiver or extension shall be binding on the Canadian Placement Agent only if the same is in writing and signed by it.

10.7
Cease Trade Order.  In the event that any order to cease trading in securities of the Company is made or threatened by a Securities Regulator or the SEC, which, in the opinion of the Canadian Placement Agent, acting reasonably, operates, or could operate, to prevent or restrict trading in the Common Shares or the distribution of the Common Shares in the Selling Jurisdictions, the Canadian Placement Agent shall be entitled, at its sole option, to terminate its obligations under this Agreement (and, for greater certainty, in accordance with the Securities Purchase Agreement, the obligations of the Purchasers arranged by it to purchase the Common Shares) by written notice to that effect given to the Company at any time prior to any Closing.

10.8
Termination by Company.  In the event that the Company’s Board of Directors determines or resolves to abandon the Offering, then the Company may terminate this Agreement by giving at least three Business Days’ written notice to the Canadian Placement Agent, provided, for greater certainty, that no such termination shall relieve the Company of its obligation to pay all of the Canadian Placement Agent’s reasonable expenses and fees pursuant to, and in accordance with, Section 11.

10.9
Exercise of Termination Rights.  The rights of termination contained in this Section 10 are in addition to any other rights or remedies that each of the parties hereto may have in respect of any default, act or failure to act, or non-compliance, by the other party hereto in respect of any of the matters contemplated by this Agreement or the Securities Purchase Agreement.  In the event of any termination of this Agreement by a party hereto, there shall be no further liability on the part of such party, except in respect of (i) any liability which may have arisen, or may arise, after such termination under Sections 11 and/or 12 in respect of acts or omissions prior to such termination and (ii) the provisions of Section 14.

11.
Expenses.  Whether or not the Offering is completed, the Company will pay all reasonable fees and expenses in connection with the Offering, including (i) all expenses of, or incidental to, the issue, sale or distribution of the Common Shares (including the fees and expenses of the Company’s counsel and all costs incurred in connection with the preparation of documents relating to the Offering) and (ii) all reasonable expenses and fees incurred by, or on behalf of, the Canadian Placement Agent (including the reasonable fees and disbursements of the Canadian Placement Agent’s counsel).  All reasonable fees and expenses incurred by the Canadian Placement Agent or on its behalf shall be payable by the Company immediately upon receiving an invoice therefor from the Canadian Placement Agent.

12.
Indemnity.  The Company hereby agrees to, and shall, indemnify and hold the Canadian Placement Agent and the Affiliates, and each of their respective directors, officers, employees, shareholders and agents (collectively, the “Personnel”), harmless from and against any and all expenses, losses (other than loss of profits), claims, actions, damages or liabilities, whether joint or several (including the aggregate amount paid in reasonable settlement of any actions, suits, proceedings or claims), and the reasonable fees and expenses of their counsel that may be incurred in advising with respect to and/or defending any claim that may be made against the Canadian Placement Agent, the Affiliates and/or the Personnel, or to which any of them may become subject or otherwise involved in any capacity under any statute or common law or otherwise, insofar as such expenses, losses, claims, actions, damages or liabilities arise out of or are based, directly or indirectly, upon the performance of professional services rendered to the Company by any of the Canadian Placement Agent, the Affiliates or the Personnel hereunder or otherwise in connection with the matters referred to in this Agreement (including any claim that the Offering Memorandum contains an untrue statement of a material fact, or an omission to state a material fact that is required to be stated, or that is necessary to make a statement not misleading in the light of the circumstances in which it was made), provided, however, that this indemnity shall not apply to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable shall determine that:

12.1
the Canadian Placement Agent, the Affiliates and/or the Personnel have been negligent or dishonest or have committed any fraudulent act or engaged in willful misconduct in the course of such performance; and

12.2
the expenses, losses, claims, actions, damages or liabilities, as to which indemnification is claimed, were caused by the negligence, dishonesty, fraud or willful misconduct referred to in Section 12.1.

If, for any reason (other than the reasons set forth in Sections 12.1 and 12.2), the foregoing indemnification is unavailable to the Canadian Placement Agent, the Affiliates and/or the Personnel or insufficient to hold them harmless, then the Company shall contribute to the amount paid or payable by the Canadian Placement Agent, the Affiliates and/or the Personnel as a result of such expenses, losses, claims, actions, damages or liabilities in such proportion as is appropriate to reflect, not only the relative benefits received by the Company on the one hand and the Canadian Placement Agent and/or the Affiliates on the other hand, but also the relative fault of the Company and the Canadian Placement Agent and/or the Affiliates, as well as any relevant equitable considerations; provided that the Company, in any event, shall contribute only the amount paid or payable by the Canadian Placement Agent and/or the Affiliates as a result of such expenses, losses, claims, damages or liabilities that is in excess of the value of the Placement Shares issued to the Canadian Placement Agent as compensation for the services rendered hereunder.  The value of such Placement Shares shall be deemed to be equal to (i) the product of the number of the Placement Shares issued to the Canadian Placement Agent at the first Closing multiplied by the closing consolidated bid price per share of the Company’s common stock on the NASDAQ Capital Market on the date the Securities Purchase Agreement is executed by the Purchasers purchasing Common Shares in the first Closing plus (ii) the product of the number of the Placement Shares issued to the Canadian Placement Agent at the second Closing (if any) multiplied by the closing consolidated bid price per share of the Company’s common stock on the NASDAQ Capital Market on the date the Securities Purchase Agreement is executed by the Purchasers purchasing Common Shares in the second Closing.  The right to contribution under this Section 12 is in addition to, and not in substitution for or derogation of, any other right to contribution by statute or otherwise at law.

The Company hereby agrees that, if any legal proceeding shall be brought against the Company, the Canadian Placement Agent, the Affiliates and/or any Personnel by any governmental commission or regulatory authority or any stock exchange or other entity having regulatory authority, either domestic or foreign, or if the Company, the Canadian Placement Agent, the Affiliates and/or any Personnel become subject to an investigation by such governmental commission, regulatory authority, stock exchange or other entity, and any Personnel shall be required to testify in connection therewith or shall be required to respond to procedures designed to discover information regarding, in connection with or by reason of the performance of professional services rendered to the Company by the Canadian Placement Agent, the Affiliates or any Personnel under this Agreement, the Canadian Placement Agent, the Affiliates and/or the Personnel shall have the right to employ a single firm of counsel in connection therewith, and the reasonable fees and expenses of such counsel and the out-of-pocket expenses incurred by the Agent, the Affiliates and/or the Personnel in connection therewith shall be paid by the Company as they are incurred.  Notwithstanding the foregoing, the Canadian Placement Agent and/or the Affiliates and the Personnel shall utilize counsel to the Company, unless, in the reasonable opinion of either (i) the Company or (ii) the Canadian Placement Agent and/or the Affiliates, there is an actual, potential or apparent conflict between the interests of such parties on the one hand and the interests of the Company on the other hand, such that joint representation would be inappropriate.

Promptly after receipt of notice of the commencement of any legal proceeding against the Canadian Placement Agent, the Affiliates and/or any of the Personnel or after receipt of notice of the commencement of any investigation, which is based, directly or indirectly, upon any matter in respect of which indemnification may be sought from the Company, the Canadian Placement Agent and/or the Affiliates (or any one of them) will notify the Company in writing of the commencement thereof and, throughout the course thereof, will provide copies of all relevant documentation to the Company, will keep the Company advised of the progress thereof and will discuss with the Company all significant actions proposed.

The indemnity and contribution obligations of the Company shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to the Affiliates and the Personnel who are not signatories hereto and shall be binding upon, and enure to the benefit of, any successors, assigns, heirs and personal representatives of the Company, the Canadian Placement Agent, the Affiliates and the Personnel, as applicable.  The foregoing provisions shall survive the completion of professional services rendered under this Agreement.

Notwithstanding anything herein to the contrary, the Canadian Placement Agent shall not be entitled to the payment of the fees and expenses provided for in Section 11 if a court of competent jurisdiction, in a final judgment that has become non-appealable, shall determine that the Canadian Placement Agent, the Affiliates and/or the Personnel have been negligent or dishonest or have committed any fraudulent act or engaged in willful misconduct in the course of their performance of professional services rendered to the Company hereunder or otherwise in connection with the matters referred to in this Agreement, in which case the Canadian Placement Agent shall refund to the Company, in full, all amounts paid by the Company pursuant to Section 11.

With respect to any party who may be indemnified by this Section 12 and is not a party to this Agreement, the Canadian Placement Agent shall obtain and hold the rights and benefits of this Section 12 in trust for, and on behalf of, such indemnified party.

13.
Automatic Termination.  This Agreement shall terminate automatically and be of no further force and effect, and the transactions contemplated hereby and by the Securities Purchase Agreement, and that are then still remaining to be completed, will be abandoned (regardless of any approval thereof by the requisite majority of the shareholders of the Company), if (i) the first Closing does not occur on or prior to January 29, 2010 or (ii) a second Closing is not completed on or prior to the 90th day following the earlier of (A) the Closing Date of the first Closing and (B) January 30, 2010.

14.
Confidentiality.  The Canadian Placement Agent agrees to maintain the confidentiality of all information provided to it by the Company and, without the prior consent of the Company, shall not disclose any such information to any person or entity (and each such person or entity shall be subject to comparable confidentiality obligations), other than the Affiliates and the Personnel, each of which shall be subject to comparable confidentiality obligations.  The confidentiality obligations in this Section 14 shall not apply to any information which:  (i) is or becomes part of the public domain, prior to or after the time of maintenance of the confidentiality of such information, or is or becomes publicly available without breach hereof by the Canadian Placement Agent, the Affiliates or the Personnel; (ii) is lawfully acquired by the Canadian Placement Agent or any of the Affiliates from a third party that does not owe any confidentiality obligation to the Company with respect to such information; (iii) is developed by or on behalf of the Canadian Placement Agent or any of the Affiliates, without reference to or reliance upon confidential information of the Company; (iv) was in the possession of the Canadian Placement Agent or any of the Affiliates before receipt thereof from the Company, without the receiving party being bound by a confidentiality agreement or otherwise being prohibited from transmitting or disclosing such information by any confidentiality, legal or fiduciary obligation with respect to such information; (v) the Company excepts from the confidentiality obligations under this Section 14 in writing; or (vi) is required to be disclosed by a governmental body or a court of law having jurisdiction.  The Canadian Placement Agent agrees that it shall be liable for any breach of this Section 14 by the Affiliates and the Personnel.

15.	Notices. Any notice or other communication to be given under this Agreement (a “notice”) shall be in writing and addressed as follows:

15.1	If to the Company, to:

OccuLogix, Inc. d/b/a TearLab Corporation
11025 Roselle Street, Suite 100
San Diego, California  92121
U.S.A.

Attention:  Bill Dumencu, Chief Financial Officer
Fax:  (858) 812-0540
E-mail:  bill.dumencu@occulogix.com

with a copy to:

Wilson Sonsini Goodrich & Rosati, P.C.
12235 El Camino Real, Suite 200
San Diego, California  92130
U.S.A.

Attention:  Martin J. Waters
Fax:  (858) 350-2399

15.2	If to the Canadian Placement Agent, to:

Marchant Securities Inc.
5090 Explorer Drive, Suite 203
Mississauga, Ontario  L4W 4T9
Canada

Attention:  Sasha Cucuz
Fax:  (416) 322-7527
E-mail:  sasha.cucuz@greybrook.com

with a copy to:

Blake, Cassels & Graydon LLP
199 Bay Street, Suite 2800, Commerce Court West
Toronto, Ontario  M5L 1A9
Canada

Attention:  Frank Arnone
Fax:  (416) 863-2653

or to such other address as either of the parties hereto may designate by notice given to the other party hereto.

Each notice shall be personally delivered to the addressee or sent by confirmed electronic mail or facsimile transmission to the addressee and (i) a notice which is personally delivered, if delivered on a Business Day, shall be deemed to be given and received on that day and, in any other case, shall be deemed to be given and received on the first Business Day following the day on which it is delivered; and (ii) a notice which is sent by confirmed electronic mail or facsimile transmission shall be deemed to be given and received on the first Business Day following the day on which it is sent.

16.	Time of Essence. Time shall, in all respects, be of the essence hereof.

17.	United States Dollars. All references herein to dollar amounts are to lawful money of the United States of America.

18.	Headings. The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.

19.
Singular and Plural, etc.  Where the context so requires, words importing the singular number include the plural and vice versa, and words importing gender shall include the masculine, feminine and neuter genders.

20.
Entire Agreement.  This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings.  This Agreement may not be amended or modified in any respect, other than by written instrument signed by the parties hereto.

21.	Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

22.	Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

23.
Successors and Assigns.  The terms and provisions of this Agreement shall be binding upon, and enure to the benefit of, the Company and the Canadian Placement Agent and their respective executors, heirs, successors and permitted assigns; provided that this Agreement shall not be assignable by either party hereto without the prior written consent of the other party hereto.

24.
Further Assurances.  Each of the parties hereto shall do, or cause to be done, all such acts and things and shall execute and deliver, or cause to be executed and delivered, all such documents, agreements and other instruments as may reasonably be necessary or desirable for the purpose of carrying out the provisions and intent of this Agreement.

25.	Effective Date. This Agreement is intended to, and shall, take effect as of November 20, 2009, notwithstanding its actual date of execution or delivery.

26.
Language.  The parties hereby acknowledge that they have expressly required this Agreement and all notices, statements of account and other documents required or permitted to be given or entered into pursuant hereto to be drawn up in the English language only.  Les parties reconnaissent avoir expressément demandé que la présente convention ainsi que tout avis, tout état de compte et tout autre document à être ou pouvant être donné ou conclu en vertu des dispositions des présentes soient rédigés en langue anglaise seulement.

27.
Counterparts.  This Agreement may be executed in any number of counterparts and by facsimile or e-mail transmission, each of which so executed shall constitute an original and all of which taken together shall form one and the same agreement.

If the Company is in agreement with the foregoing terms and conditions, please so indicate by executing a copy of this Agreement where indicated below and delivering the same to the Canadian Placement Agent.

Your very truly,

MARCHANT SECURITIES INC.

/s/ Gregory L. Marchant
Gregory L. Marchant
President and Chief Executive Officer

The foregoing terms and conditions are hereby accepted.

DATED as of the 8TH day of January 2010

OCCULOGIX, INC. d/b/a TEARLAB CORPORATION

/s/ Bill Dumencu
Bill Dumencu
Chief Financial Officer